UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 5, 2025

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2025, the Board of Directors (the “Board”) of Sunnova Energy International. Inc. (the “Company”) appointed Mr. Paul Mathews to serve as the Company’s President and Chief Executive Officer. William J. Berger stepped down as Chairman, President and Chief Executive Officer of the Company, and resigned as a Class I director of the Board. Additionally, the Board has appointed Mr. C. Park Shaper to serve as Chairman and Mr. Mathews to serve as a Class I director. A press release announcing the departure of William J. Berger and election of Paul Mathews as President and Chief Executive Officer and Director of Sunnova Energy International Inc. is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Mr. Mathews, age 43, has served as Sunnova’s Executive Vice President, Chief Operating Officer since February 2024, prior to which he served as Executive Vice President, Service – Americas and Supply Chain from February 2023 since he joined Sunnova in January 2023. Mr. Mathews previously served in multiple leadership positions at United Parcel Service, Inc. from 2005 to 2022, including as President of Engineering from 2020 to 2022, Americas Region Vice President of Engineering from 2019 to 2020, and as Asia Pacific Director of Engineering from 2015 to 2019. Mr. Mathews brings almost two decades of operational and logistics engineering and service experience to Sunnova. Mr. Mathews received his Master of Business Administration from the University of North Carolina Kenan-Flagler Business School and graduated with a Bachelor of Arts degree from the University of Pittsburgh.

The Company intends to file a Form 8-K in the event of a determination of any material compensation changes in connection with Mr. Mathews’ appointment as President and Chief Executive Officer of the Company.

In connection with Mr. Berger’s departure, the Company and Mr. Berger have entered into a separation and release agreement (the “Separation Agreement”) and an advisor agreement (the “Advisor Agreement”). Under the terms of the Separation Agreement, Mr. Berger will be eligible to receive (i) 1.0 times his current annual base salary, payable in installments over the six-month period beginning no later than the first regular payroll date that occurs at least five business days following the effective date of the Separation Agreement, (ii) his target annual bonus for the 2025 fiscal year, payable in a lump sum within ten business days following the effective date of the Separation Agreement, (iii) reimbursement for the cost of continued medical coverage under COBRA for twelve months, and (iv) certain transition assistance and solar equipment expense arrangements.

Additionally, the Separation Agreement provides that the vesting of that certain time-based restricted stock unit award granted to Mr. Berger on July 29, 2019, will accelerate as to 238,098 restricted stock units, which is the number of restricted stock units that would have vested under the applicable award had Mr. Berger remained employed by the Company through July 29, 2026. The Separation Agreement also provides that the exercise period in which Mr. Berger may exercise options to purchase shares of the Company’s common stock that are outstanding and vested on the date hereof (each, an “Eligible Vested Option”) is extended to two years from the date of his departure (but in no event later than the original maximum term of the applicable Eligible Vested Option).

Under the terms of the Advisor Agreement, Mr. Berger will be eligible to receive $135,416.67 for each full calendar month of service for providing advisory services to Mr. Mathews as incoming President and Chief Executive Officer for up to a ten-month period. The Advisor Agreement is terminable by either party with 30 days’ written notice or immediately by the Company for cause. Mr. Berger has also agreed to enter into a supplemental release following the advisory period in exchange for a payment equal to two months of payments under the Advisor Agreement. In the event the Company terminates the Advisor Agreement other than for cause prior to the ten-month expiration of the Advisor Agreement, the supplemental release will also include an amount equal to half of the payments Mr. Berger would have received for the remainder of the ten-month period.

The payments and benefits described above are contingent upon Mr. Berger’s waiver and release of claims and compliance with non-competition and non-solicitation obligations for a ten-month period beginning on his date of departure. The foregoing description is qualified in its entirety by the full text of the Separation Agreement and the Advisor Agreement, which will be filed with the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2025.

Additionally, on March 5, 2025, Corbin J. Robertson, III notified the Company of his resignation as a Class I director of the Board and member of the Compensation and Human Capital and Nominating, Corporate Governance and Sustainability Committees, effective on the date of notice. Mr. Robertson’s resignation was for personal reasons and not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1
Press release dated March 10, 2025, announcing the departure of William J. Berger and election of Paul Mathews as President and Chief Executive Officer and Director of Sunnova Energy International Inc.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: March 10, 2025	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer